SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MARCH 26, 1999
                                                  ------------------------------

                                 MGI PROPERTIES
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             (Exact name of registrant as specified in its charter)


    MASSACHUSETTS                   1-6833           04-6268740
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


                ONE WINTHROP SQUARE, BOSTON, MASSACHUSETTS 02110
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 422-6000
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
Item 5.  OTHER EVENTS.

                  On March 26, 1999, the MGI Properties (NYSE: MGI) (the "Trust") Board of Trustees voted to amend the Trust's Declaration of Trust and By-law provisions relating to limitations on concentrated ownership of shares to permit Warren E. Buffett and his affiliates to acquire up to 15% of the Trust's Common Shares. The Board also voted to amend the Trust's Shareholder Rights Plan to permit such acquisition. For additional information, reference is made to (i) the Certificate of Fourteenth Amendment to the Trust's Declaration of Trust authorized on March 26, 1999, which is incorporated herein by reference and is attached hereto as Exhibit 99.1, (ii) the Amendment adopted on March 26, 1999 to the By-Law adopted on December 24, 1982, which is incorporated herein by reference and is attached hereto as Exhibit 99.2 and (iii) the form of Amendment No. 1 to the Rights Agreement dated as of March 26, 1999 between the Trust and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent, which is incorporated herein by reference and is attached hereto as Exhibit 99.3.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

         (C) EXHIBITS
         EXHIBIT NO.                                          EXHIBIT

           99.1 Certificate of Fourteenth Amendment to the Trust's Declaration of Trust.
           99.2 Amendment adopted on March 26, 1999 to the ByLaw adopted on December 24, 1982.
           99.3 Form of Amendment No. 1 to the Rights Agreement dated as of March 26, 1999 between the Trust and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MGI PROPERTIES
                                              (Registrant)



Dated: March 30, 1999                    By: /S/ PHILLIP C. VITALI
                                             ------------------------------
                                             Name:  Phillip C. Vitali
                                             Title: Executive Vice President
                                                      and Treasurer
                                                    (Chief Financial Officer)


Dated: March 30, 1999                    By: /S/ DAVID P. MORENCY
                                             --------------------------------
                                             Name:  David P. Morency
                                             Title: Controller
                                                  (Principal Accounting Officer)

                                  EXHIBIT INDEX


99.1              Certificate of Fourteenth Amendment to the Trust's
                  Declaration of Trust.

99.2 Amendment adopted on March 26, 1999 to the By-Law adopted on December 24, 1982.

99.3 Form of Amendment No. 1 to the Rights Agreement dated as of March 26, 1999 between the Trust and BankBoston, N.A. (formerly, The First National Bank of Boston), as Rights Agent.